EXHIBIT 32.00

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of INVO Bioscience, Inc. (the “Company”) for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kathleen Karloff, Chief and Principal Executive Officer of the Company, and Robert J Bowdring, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2011	/s/ Kathleen Karloff Kathleen Karloff Chief Executive Officer

Date: April 15, 2011	/s/ Robert J. Bowdring Robert J. Bowdring Chief Financial Officer